Summary Prospectus Supplement

March 5, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated March 5, 2021 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2020

International Advantage Portfolio (the "Fund")

Morgan Stanley Investment Management Inc. (the "Adviser") has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Company (the "Sub-Adviser") with respect to the Fund; accordingly, references in the Summary Prospectus to the Adviser, when used in connection with its activities as investment adviser, include the Sub-Adviser acting under its supervision. The Summary Prospectus is hereby amended as follows:

The following is hereby added as the second paragraph of the section of the Summary Prospectus entitled "Fund Management":

Sub-Adviser. Morgan Stanley Investment Management Company.

The section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Global Opportunity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser or Affiliate	Date Began Managing Fund
Kristian Heugh	Managing Director of the Sub-Adviser	Since inception
Wendy Wang	Managing Director of Morgan Stanley Asia Limited	October 2018

Please retain this supplement for future reference.

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